UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

GRAYSON BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

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GRAYSON BANKSHARES, INC.

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Grayson Bankshares, Inc. to be held on Tuesday, April 12, 2005 at 1:00 p.m. at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia.

At the Annual Meeting, you will be asked to elect four directors for terms of three years each.  Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Jacky K. Anderson

Jacky K. Anderson

President and Chief Executive Officer

Independence, Virginia

March 18, 2005

GRAYSON BANKSHARES, INC.

113 West Main Street

Independence, Virginia  24348

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Grayson Bankshares, Inc. (the “Company”) will be held on Tuesday, April 12, 2005 at 1:00 p.m. at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia, for the following purposes:

1.

To elect four directors to serve for terms of three years each expiring at the 2008 annual meeting of shareholders; and

2.

To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 1, 2005, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Brenda C. Smith

Brenda C. Smith

Secretary

March 18, 2005

GRAYSON BANKSHARES, INC.

113 West Main Street

Independence, Virginia  24348

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished to holders of the common stock, par value $1.25 per share (“Common Stock”), of Grayson Bankshares, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 12, 2005 at 1:00 p.m. at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 18, 2005 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 1, 2005, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,718,968 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of, or against, the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to serve for terms of three years each.  Six other directors have been elected to terms that end in either 2006 or 2007, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the four nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or of The Grayson National Bank (the “Bank”) prior to the formation of the Company in 1992:

Nominees for Election

for Terms Expiring in 2008

Jacky K. Anderson, 52, has been President and Chief Executive Officer of the Company and the Bank since 2000 and a director since 1992.  He served as Vice President of the Company from 1992 to 2000 and as Executive Vice President of the Bank from 1991 to 2000.  Mr. Anderson has been employed by the Bank since 1971.

Thomas M. Jackson, Jr., 47, has been a director since 2002.  Mr. Jackson practices law in Hillsville, Virginia.  He served as a representative of the 6th District in the Virginia House of Delegates from 1988 to 2001.

Fred B. Jones, 69, has been a director since 1992.  Mr. Jones owns and operates a farm in Grayson County.

J. David Vaughan, 36, has been a director since 1999.  He is Senior Vice President of Vaughan Furniture, Incorporated, a furniture manufacturer located in Galax, Virginia.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Serving

for Terms Expiring in 2006

Dennis B. Gambill, 46, has been a director since 2000.  Mr. Gambill has been Executive Vice President of the Bank since 2000.  He served as Vice President of the Bank from 1999 to 2000. Previously, Mr. Gambill was a Vice President with First Community Bancshares, Inc. and Blue Ridge Bank.

Jack E. Guynn, Jr., 47, has been a director since 1995.  He is a co-owner of Guynn Enterprises, which owns and operates retail furniture outlets and funeral homes in Grayson County and surrounding areas.

Charles T. Sturgill, 60, has been a director since 1995.  He has been Vice Chairman of the Company and the Bank since 1998.  Mr. Sturgill is the Clerk of Circuit Court of Grayson County, Virginia.

Incumbent Directors Serving

for Terms Expiring in 2007

Dr. Julian L. Givens, 73, has been Chairman of the Board of the Company since 1992 and of the Bank since 1987, and he has been a director since 1972.  Dr. Givens is a retired physician.

Jean W. Lindsey, 63, has been a director since 1985.  She is a pharmacist and owner of Walter’s Drug, Inc., in Independence, Virginia.

Carl J. Richardson, 59, has been a director since 1976.  He served as President and Chief Executive Officer of the Bank from 1991 to 2000 and of the Company from 1992 to 2000.  Mr. Richardson was employed by the Bank from 1965 until his retirement in 2000.

Executive Officers Who Are Not Directors

Blake M. Edwards, Jr., 39, began working for the Bank as Chief Financial Officer in 1999.  Prior to that time, he worked with Larrowe & Company, PLC, a public accounting firm specializing in audits of community banks.

Curtis A. Jennings, 54, was appointed Senior Vice President of the Bank in 2000.  Prior to that time, Mr. Jennings served as a Vice President and has been employed by the Bank since 1979.

Brenda C. Smith, 48, has served as Secretary of the Company since its inception in 1992.  Prior to that time, she served as Secretary of the Bank beginning in 1989.  She is currently a Senior Vice President and personnel manager of the Bank and has been employed by the Bank since 1979.

Security Ownership of Management

The following table sets forth information as of March 1, 2005 regarding the number of shares of Common Stock beneficially owned by each director, by the executive officer named in the summary compensation table below and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Common Stock Beneficially Owned	Percentage of Class (%)
Jacky K. Anderson	3,960	*
Dennis B. Gambill	4,300	*
Julian L. Givens	10,720	*
Jack E. Guynn, Jr.	3,350	*
Thomas M. Jackson, Jr.	3,714	*
Fred B. Jones	3,100	*
Jean W. Lindsey	11,456	*
Carl J. Richardson	14,000	*
Charles T. Sturgill	3,683	*
J. David Vaughan	2,468	*
All present executive officers and directors as a group (13 persons)	61,676	3.6

*

Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of March 1, 2005 regarding the number of shares of Common Stock beneficially owned by all persons who, to the Company’s knowledge, own five percent or more of the outstanding shares of Common Stock.

Name and Address	Common Stock Beneficially Owned	Percentage of Class (%)
Jacqueline Peer Post Office Box 15 Mouth of Wilson, Virginia 24363	151,152	8.8
Nancy M. and Ernest W. Stone 46 Willowshade Lane Elk Creek, Virginia 24326	108,203	6.3

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2004, all filing requirements applicable to its officers and directors were complied with.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Code of Ethics

The Board of Directors has approved a Code of Ethics for Executive Officers and Financial Managers for the Company’s Chief Executive Officer and principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, conflicts of interest and insider trading.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Post Office Box 186, Independence, Virginia 24348.

Board and Committee Meeting Attendance

There were 13 meetings of the Board of Directors in 2004.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2004.

Committees of the Board

The Company has an Audit Committee and a Salary Committee.  The Company does not have a standing Nomination Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditor and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.

The members of the Audit Committee are Jack E. Guynn, Jr., Fred B. Jones, and Charles T. Sturgill, each of whom is independent as that term is defined by the National Association of Securities Dealers.  The Company has not currently designated an “audit committee financial expert.”  The Board, however, believes that the current members of the Audit Committee have the ability to understand financial statements and generally accepted accounting principles, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions.

The Audit Committee met four times in 2004.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 12 of this Proxy Statement.

Salary Committee

The Salary Committee reviews senior management’s performance and compensation and reviews and sets guidelines for compensation of all employees.  All decisions by the Salary Committee relating to the compensation of the Company’s executive officers are reported to the full Board of Directors.

The members of the Salary Committee are Dr. Julian L. Givens, Jean W. Lindsey, and Carl J. Richardson, each of whom is independent as that term is defined by the National Association of Securities Dealers.  The Salary Committee met once during the year ended December 31, 2004.  For additional information regarding the Salary Committee, see “Salary Committee Report on Executive Compensation” on page 8 of this Proxy Statement.

Director Nomination Process

The Board does not believe it needs a separate nominating committee because the full Board is comprised predominantly of independent directors and has the time and resources to perform the function of selecting board nominees.  When the Board performs its nominating function, the Board acts in accordance with the Company’s Articles of Incorporation and Bylaws but does not have a separate charter related to the nomination process.

In identifying potential nominees, the Board of Directors takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent Directors and the need for specialized expertise.  The Board considers candidates for Board membership suggested by its members and by management, and the Board will consider candidates suggested informally by a shareholder of the Company.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Company if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2006 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2006 Annual Meeting of Shareholders” on page 12 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 2.13 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Post Office Box 186, Independence, Virginia 24348.

The Company’s independent directors consider, at a minimum, the following factors in recommending to the Board potential new directors, or the continued service of existing directors:

•

the ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•

the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

Annual Meeting Attendence

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2004 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Grayson Bankshares, Inc., Post Office Box 186, Independence, Virginia 24348.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

The Chairman of the Board of Directors of the Company receives directors’ fees of $650 per month and all other directors receive $600 per month.  Additionally, $200 is paid for each committee meeting attended.  Directors may elect to defer these fees in accordance with a deferred compensation plan discussed below.

COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

Executive Compensation

The following table sets forth information regarding cash compensation paid by the Company for the three years ended December 31, 2004 to the Chief Executive Officer and each other executive officer whose salary and bonus for 2004 exceeded $100,000.  No other officers of the Company or the Bank earned compensation in excess of $100,000 during 2004.  Officers of the Company receive their salary from the Bank.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary ($)*	Bonus ($)	All Other Compensation ($)**
Jacky K. Anderson President and Chief Executive Officer Dennis B. Gambill Executive Vice President Brenda C. Smith Senior Vice President	2004 2003 2002 2004 2003 2002 2004 2003 2002	160,388 135,092 119,175 115,624 85,508 78,089 94,448 73,070 67,222	2,500 0 0 2,500 0 0 2,500 0 0	13,200 9,125 6,500 12,650 9,125 6,500 7,650 6,275 3,700

*   Includes salary deferred pursuant to a deferred compensation agreement discussed below.

** Includes directors’ fees for Mr. Anderson and Mr. Gambill.  For Mrs. Smith, other compensation represents fees paid for attending and recording minutes of meetings of the Board of Directors.

Stock Options

No stock options were granted to any of the Company’s or the Bank’s employees during the fiscal year ended December 31, 2004.  In addition, no options were exercised during the fiscal year ended December 31, 2004 or held at December 31, 2004 by any such employees.

Deferred Compensation Plan

Effective December 1, 1987, the Board approved and established a deferred compensation plan for directors and certain executive officers.  Participants may contribute up to 100% of directors’ fees, or, up to 10% of annual salaries to the plan.  Under plan provisions, aggregate annual payments ranging from $1,992 to $61,044 are payable for ten years guaranteed, generally beginning at age 65.  Reduced benefits apply in cases of early retirement or death prior to the benefit date, as defined.  Liability accrued for compensation deferred under the plan amounted to $535,336 at December 31, 2004.  The Bank is owner and beneficiary of life insurance policies on directors and officers participating in this plan.

Defined Benefit Pension Plan

The Company has a noncontributory pension plan that conforms to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The amount of benefits payable under the plan is determined by an employee’s period of credited service.  The amount of normal retirement benefit will be determined based on a participant’s credited service, earnings and the benefit formula as described in the plan’s adoption agreement.  The plan provides for early retirement for participants with 10 years of vesting service and the attainment of age 55.  A participant who terminates employment with five or more years of vesting service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment option upon retirement or separation of service (subject to limitations as described in the plan’s adoption agreement).

The following table shows the estimated annual benefits payable upon retirement based on the specified remuneration and years of credited service classifications, assuming continuation of the present plan and retirement on October 1, 2004 at age 65 (normal retirement date):

Pension Plan Table

5 Year	Years Of Service
Average
Salary	10	15	20	25	30	35

$ 25,000	$ 3,750	$ 5,625	$ 7,500	$ 9,375	$ 10,313	$ 11,250
50,000	7,760	11,640	15,520	19,400	21,405	23,410
75,000	13,260	19,890	26,520	33,150	36,968	40,785
100,000	18,760	28,140	37,520	46,900	52,530	58,160
125,000	24,260	36,390	48,520	60,650	68,093	75,535
150,000	29,760	44,640	59,520	74,400	83,655	92,910
175,000	35,260	52,890	70,520	88,150	99,218	110,285
200,000	40,760	61,140	81,520	101,900	114,780	127,660
205,000 and above	41,860	62,790	83,720	104,650	117,893	131,135

Compensation under the plan is limited to $205,000 in 2004 by the Internal Revenue Code of 1986, as amended. The table below describes the estimated annual benefit payable under the Retirement Plan upon retirement for the following executives.

	Estimated Annual Benefits Payable	Vested Years of Service
Jacky K. Anderson	$ 83,196	33
Dennis B. Gambill	46,032	6
Brenda C. Smith	41,712	25

Salary Committee Report on Executive Compensation

The Salary Committee (the “Committee”) of the Board of Directors has furnished the following report on executive compensation.

The Committee, which is composed of non-employee directors of the Company and the Bank listed below, recommends to the Board of Directors (the “Board”) the annual salary levels to be paid to the executive officers of the Company and the Bank.  The Committee also makes recommendations to the Board regarding any other compensation-related matters.

The Committee has developed and implemented compensation policies and plans that seek to enhance the profitability of the Company and maximize shareholder value by aligning closely the financial interests of its senior officers with those of its shareholders.  The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities.

The sole component of the compensation of executive officers of the Company and the Bank is salary paid by the Bank.  The Company’s program for executive officers currently does not include any bonus or other incentive program directly linking executive compensation to specific performance of the Company.  However, the performance of the Company, in general, is considered in determining the amount of annual salary increases.  The Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia.  The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities.

The Committee approves the Chief Executive Officer’s annual salary based on the above criteria and its assessment of both the Chief Executive Officer’s past performance and expected future contributions in leading the Company and the Bank.  In addition to the internal measures above, the Board also reviews the financial performance of the Company in relation to peer group averages.  A subjective approach is used in its evaluation of these factors and therefore does not rely on a formula or weights of specific factors.

Members of the Salary Committee

Dr. Julian L. Givens

Jean W. Lindsey

Carl J. Richardson

Compensation Committee Interlocks and Insider Participation

Carl J. Richardson retired as President and Chief Executive Officer of the Company and the Bank on July 1, 2000.  Mr. Richardson was appointed to the Salary Committee after his retirement.

Transactions with Management

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank and, the Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2004 totaled $2,744,420 or 10.5% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

STOCK PERFORMANCE

The Common Stock is not listed on any exchange or quoted on any market.  Shares of Common Stock have periodically been sold in a limited number of privately negotiated transactions.  The following graph compares the cumulative total return to the shareholders of the Company, based on transactions known to the Company, for the last five fiscal years with the total return on the S&P 500 Index, the NASDAQ Composite, and the SNL <$500M Bank Index, as reported by SNL Financial LC, assuming an investment of $100 in the Company’s common stock on December 31, 1999, and the reinvestment of dividends.

Grayson Bankshares, Inc.

		Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Grayson Bankshares, Inc.	100.00	101.16	92.96	104.29	107.65	109.70
S&P 500*	100.00	91.20	80.42	62.64	80.62	89.47
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
SNL <$500M Bank Index	100.00	96.47	133.45	170.90	249.47	287.96

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005.
Used with permission. All rights reserved. crsp.com.

Beginning next year with the Company’s 2006 Proxy Statement, the S&P 500 Index will no longer be included in the Total Return Performance graph.  The S&P 500 Index will be replaced by the NASDAQ Composite due to the fact that the NASDAQ Composite information is more readily available.  Both the S&P 500 Index and the NASDAQ Composite are included this year’s graph for comparative purposes.

AUDIT INFORMATION

General

The Board of Directors has appointed the firm of Larrowe & Company, PLC as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2005.  Larrowe & Company, PLC has audited the financial statements of the Company and the Bank for over five years.  Representatives of Larrowe & Company, PLC are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Larrowe & Company, PLC for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2003 and 2004, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, were $38,804 for 2003 and are estimated to total approximately $40,627 for 2004.

Audit Related Fees

The aggregate fees billed by Larrowe & Company, PLC for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above were $1,085 for the fiscal year ended December 31, 2003 and are estimated to total approximately $2,509 for the fiscal year ended December 31, 2004.  During 2004 and 2003, these services included FHLB collateral verification procedures and consultations regarding accounting and regulatory issues.

Tax Fees

The aggregate fees billed by Larrowe & Company, PLC for professional services for tax compliance, tax advice and tax planning were $2,783 for the fiscal year ended December 31, 2003 and are estimated to total approximately $3,000 for the fiscal year ended December 31, 2004.  During 2004 and 2003, these services generally included Federal and state income tax return preparation.

All Other Fees

The aggregate fees billed by Larrowe & Company, PLC for all other services rendered to the Corporation for the fiscal year ended December 31, 2003 were $2,080.  Other services generally included analysis related to a potential acquisition.  No fees for other services are expected to be billed for the fiscal year ended December 31, 2004.

Pre-Approval Policies and Procedures

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Larrowe & Company, PLC was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee of the Board is responsible for providing independent, objective oversight of these processes on behalf of the Board of Directors.  The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors.  Each of the members of the Audit Committee is independent as that term is defined in the listing standards of the National Association of Securities Dealers.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Members of the Audit Committee

Jack E. Guynn, Jr., Chairman

Fred B. Jones

Charles T. Sturgill

PROPOSALS FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2006 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 113 West Main Street, Independence, Virginia 24348, no later than November 18, 2005, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2006 annual meeting of shareholders on April 11, 2006.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2006 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2006 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2006 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2006 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of April 11, 2006 for the 2006 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 10, 2006 and no earlier than January 11, 2006.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2004 FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO BLAKE M. EDWARDS, JR., CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS 113 WEST MAIN STREET, INDEPENDENCE, VIRGINIA 24348.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

[FORM OF PROXY]

GRAYSON BANKSHARES, INC.

Proxy Solicited on behalf of the Board of Directors

For the Annual Meeting of the Shareholders

April 12, 2005

The undersigned, having received the Notice of the Annual Meeting of the Shareholders and Proxy Statement, hereby appoints Charles T. Sturgill, Jack E. Guynn, Jr., and  ___________________, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Grayson Bankshares, Inc., a Virginia corporation (the “Corporation”), to be held at the Grayson National Bank Conference Center, 558 East Main Street, Independence, Virginia on April 12, 2005 at 1:00 p.m., or at any adjournments thereof, for the following purposes:

1.

To elect as Directors the four persons listed as nominees, for terms expiring in 2008:

Jacky K. Anderson

Thomas M. Jackson, Jr.

Fred B. Jones

J. David Vaughan

[  ] FOR all nominees listed, except as indicated. (INSTRUCTION:  To withhold authority to vote FOR any individual nominee, strike a line through the nominee’s name in the list.)

      [  ] WITHHOLD AUTHORITY to vote for all nominees listed.

2.

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder.  If no direction is given, this proxy will be voted for all the nominees listed in Item 1.

DATE:  _________________, 2005

__________________________________________

__________________________________________

(If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.)

PLEASE MARK, SIGN, DATE and RETURN PROMPTLY.

Check One:  ___ I will  ___I will not be attending the meeting.